Exhibit 99.1

Hyperliquid Strategies Inc Reports Financial Results
for the Quarter Ended December 31, 2025

New York, New York, February 11, 2026 — Hyperliquid Strategies Inc (NASDAQ: PURR) (“HSI” or the “Company”), the premier digital asset treasury platform focused on the Hyperliquid ecosystem, today reported its financial and operational results for the fiscal quarter and six months ended December 31, 2025.

“We are encouraged by our early execution since going public. We are establishing HSI as the leading public vehicle for capital efficient HYPE exposure amid Hyperliquid’s accelerating dominance in on-chain finance,” said David Schamis, CEO of Hyperliquid Strategies Inc. “While unrealized mark-to-market losses reflect broader digital asset volatility, our robust balance sheet, emerging staking yields, disciplined capital deployment, and alignment with Hyperliquid’s deflationary mechanics and ecosystem expansions position us to deliver long-term shareholder value. We remain highly optimistic about Hyperliquid’s trajectory as builder codes, RWA tokenization, and new primitives drive sustained growth and fee generation.”

Key Highlights:

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Completed NASDAQ listing on December 2, 2025, via a business combination with Sonnet BioTherapeutics Holdings, Inc.
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Established a strong initial treasury with 12.5 million HYPE tokens and $300 million in cash contributed by investors.
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Commenced implementation of treasury strategy to enhance per-share HYPE exposure.
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Put public capital programs in place for ongoing PURR share sales and repurchases.

Treasury Strategy Progress (as of February 3, 2026):

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Deployed $10.5 million to repurchase ~3.0 million PURR shares, reducing fully diluted share count to 150.6 million.
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Deployed $129.5 million to acquire ~5.0 million additional HYPE tokens, increasing total HYPE holdings to 17.6 million.
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$125 million in remaining deployable capital (excluding working capital reserve), further supported by a $1 billion Equity Line of Credit (ELOC) facility.

Hyperliquid Ecosystem Momentum1

Hyperliquid continues to solidify its position as the blockchain to house all finance, with its dominant perpetuals decentralized exchange generating over $800 million in annual fees and processing billions in daily trading volumes.

Key drivers of ecosystem growth include:

•
Rapid builder code adoption by major platforms (e.g., Phantom, MetaMask, Rabby, Rainbow), enabling permissionless front-end integrations and generating tens of millions in fees.

1 Information in this press release regarding Hyperliquid and its operations is based on information that has been publicly disseminated by Hyperliquid and has not been independently verified by HSI or its management.

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•
Explosive growth in real-world asset (RWA) perps via HIP-3, with 100+ perps launched for equities, commodities, FX, pre-IPO, and more.
•
Upcoming innovations, including portfolio margin (cross-margin) and prediction markets (HIP-4), poised to further enhance capital efficiency and unlock new high-demand use cases.

HSI Financial Highlights for Second Quarter and Six Months Ended December 31, 2025:

•
Total assets of $616.7 million as of December 31, 2025, including $281.9 million in cash and $327.6 million in HYPE tokens (based on a year-end HYPE price of $25.48 per token, representing approximately 12.86 million tokens held).
•
Strong balance sheet with $589.8 million in stockholders’ equity and no debt.
•
Revenue generated included $0.9 million in interest income and $0.5 million in staking revenue from HYPE holdings (generated post December 2, 2025 transaction close).
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SG&A and R&D expenses totaled $3.5 million for the six months ended December 31, 2025.
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Net loss of $317.9 million for the six months ended December 31, 2025, primarily attributable to $262.4 million in unrealized losses on HYPE tokens due to market volatility, a one-time $35.6 million IPR&D write-off related to the acquisition of the legacy Sonnet business and a $17.8 increase in deferred tax expense.

Website re-launch:

Hyperliquid Strategies Inc expects to relaunch its website (www.hypestrat.xyz) today, February 11, 2026. The updated website will include, among other information, a dedicated section tracking the Company's “Adjusted Net Asset Value” (the Company’s stockholders’ equity adjusted for, among other things, movements in cash, the value of the HYPE token and the number of HYPE tokens held). This section will be updated regularly, enhancing transparency for the Company’s stockholders and aligning with HSI's commitment to provide transparent, capital efficient and productive access to the HYPE token.

We intend to use our website as a means of disclosing information that may be considered material, non-public information (including the information regarding our Adjusted Net Asset Value) and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor our website, in addition to following our press releases, Securities and Exchange Commission (“SEC”) filings, public conference calls, presentations and webcasts. We may also use social media channels to communicate with our investors and the public about us and other matters, and those communications could be deemed to be material information. The information contained on, or that may be accessed through, our website or social media channels is not incorporated by reference into, and is not a part of, this document.

Webcast:

The Company will host an audio webcast with Q&A on Wednesday, February 11, 2026, at 8:00 a.m. ET, featuring CEO David Schamis and CFO Brett Beldner. Register in advance here: https://hyperliquid-strategies-q2-26-eanrings-call.open-exchange.net/. Advance questions may be submitted to investors@hypestrat.xyz. A replay will be available post-event at www.hypestrat.xyz.

About Hyperliquid Strategies Inc

Hyperliquid Strategies Inc (NASDAQ: PURR) is a digital asset treasury company whose primary focus is to maximize shareholder value through accumulating HYPE, the native token of

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Hyperliquid, a high-performance blockchain custom-built to house all of finance. HSI aims to provide capital-efficient and productive access to the HYPE token for U.S. and institutional investors, generating compounding shareholder returns that individual holders may not be able to replicate through staking, yield optimization, and active ecosystem engagement. HSI is currently the largest HYPE-focused digital asset treasury vehicle capitalizing on Hyperliquid’s rapid growth and providing exposure to one of the largest and fastest growing revenue pools in digital assets. For more information, please visit www.hypestrat.xyz.

Forward-Looking Statements

This press release contains certain statements which are not historical facts, which are forward-looking statements within the meaning of the federal securities laws, for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These forward-looking statements include certain statements made with respect to the Company’s business, strategy and future plans, as well as certain statements regarding expected growth and developments with respect to Hyperliquid. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to: changes in business, market, financial, political and regulatory conditions; risks relating to HSI’s anticipated operations and business, including the highly volatile nature of the price of HYPE tokens; the risk that HSI’s stock price will be highly correlated to the price of HYPE tokens and the price of HYPE tokens may decrease; risks related to increased competition in the industries in which HSI will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding HYPE tokens; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that HSI experiences difficulties managing its growth and expanding operations; challenges in implementing HSI’s business plan including HYPE token-related financial and advisory services, due to operational challenges, significant competition and regulation; and those factors discussed in the final prospectus/proxy statement (File No. 333-290034) filed by HSI with the SEC on October 27, 2025, and in subsequent filings and reports made by HSI with the SEC from time to time. While HSI may elect to update these forward-looking statements at some point in the future, HSI specifically disclaims any obligation to do so.

Investor Relations Contacts

investors@hypestrat.xyz

Media Contacts

Anthony Silverman

ads@apellaadvisors.com

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